Q2 2022 Investor Presentation August 2022 Exhibit 99.3

Underwriting value Forecast and Implied Growth Portfolio and Balance Sheet Strength Rigorous underwriting platform, high-quality diversified portfolio and well capitalized balance sheet delivering value for shareholders Underwriting Methodology, Tools and Outcomes

Spirit’s underwriting approach Utilizing proprietary tools and underwriting expertise to invest in high-quality, single-tenant, operationally essential real estate across a wide spectrum of opportunities Key Tools Porter’s 5 Forces Total addressable market Macro economic factors Financial trends and analysis Industry lifecycle and profitability Portfolio weighting and benchmarking Technological disruption Industry Relevance Operational analysis Lease quality and structure Balance sheet analysis Management track record Pricing and expected returns Ownership consideration Comparisons to industry and peers Regulation and ESG considerations Corporate health Unit level performance Tenant Credit Quality Bifurcated multi-factor property rankings for industrial and retail assets Asset manager evaluation of building score, real estate score and replacement rent Market absorption, household income, five-mile population and proximity to transportation hubs or retail corridors Real Estate Strength

2022 guidance 1As of Q2 2022. At Investor Day 2019, our 2020 outlook for Lost Rent and Unreimbursed Property Costs was 1% and 2%, respectively. 2As presented on slide 136 of Spirit’s 2019 Investor Day presentation. 32021 AFFO per share excluding $0.06 of out-of-period amounts related to the COVID-19 pandemic recognized in 2021. 4.0% CAGR 6.1% CAGR 6.1% CAGR 6.7% CAGR 2019 Investor Day Outlook2 December 5, 2019 Current Outlook We originally provided a 2022 AFFO per share guidance range at our 2019 Investor Day. Our tenants, portfolio and acquisitions platform performed throughout the COVID-19 pandemic, enabling us to raise the midpoint of our range by 3.8% Key Highlights: +8.3% +10.2% Growth Rate from 2021 AFFO Per Share of $3.253

Capital Deployment Highlights

Capital deployment performance Gross Investment Activity Trailing 8-Quarters Capital Deployment Spirit has invested approximately $2.8 billion1 in real estate over the last 8 quarters 1Real Estate Investment as of June 30, 2022. $215.3M $436.3M $191.5M $283.7M $294.2M $487.9M $511.4M $416.6M

Trailing four-quarter acquisition industry breakdown Note: Asset type and industry percentages based on Gross Investment of acquisitions. . Retail industries reflect the underlying Tenant operations, and Industrial and Other industries represent the underlying property use. Relationship sourced percentages based on number of transactions. Relationship sourced consists of deals executed with existing tenants or directly with owners or sponsors with whom we have transacted with previously. Q2 2022 82% Relationship Sourced

Q2 occupied Disposition results $93.4M2 Q2 2022 Dispositions Harvesting value through accretive dispositions 1Represents 43% of the gross proceeds in the second quarter for assets acquired in 2020 or later. 2Represents occupied disposition based on proceeds. Retail industries reflect the underlying Tenant operations, and Industrial and Office industries represent the underlying property use.

Industrial portfolio highlights Note: As of June 30, 2022. 1Percentages based on June 2022 ABR of $647.2M. Spirit has invested $1.8B in industrial assets, of which 86% were acquired after Q1 2017 Representative Tenants

Portfolio Evolution and Peer Comparisons

Evolution of operating metrics Note: All metrics based on ABR for the respective period, except for Unreimbursed Property Costs and Lost Rent, which are based on Base Rent. Certain defined terms, and their methodologies for calculation, have been modified between March 31, 2017 to June 30, 2022 and, thus, amounts may not be directly comparable. 1Lost Rent excluding movie theaters was 1.0%. 2Due to rounding. Actual percentage is 0.04% and 0.03% in Q4’21 and Q2’22, respectively. Spirit’s industrial exposure has more than doubled since 2017 Spirit’s actual IG rated has increased 7% from 2017 Spirit’s Unreimbursed Property Costs have decreased 2% from 2017 Spirit’s Lost Rent has become negligible 2 1 2

Evolution of spirit’s portfolio 1Jackson Hsieh was appointed as CEO in May 2017. Since Q1 2017, Spirit completed dispositions of $4.0B, which is comprised of spun-off real estate investments of $2.9B and sold real estate investments of $1.1B. 2Based on Q2 2022 ABR. $8.8B RE Investment 10.3 yrs WALT $647.2M Total ABR 2,078 Owned Properties Retained Portfolio Portion of current portfolio retained from Q1 2017 Acquired Portfolio Portion of current portfolio acquired after Q1 2017 Total Current Portfolio Q2 2022

Retained portfolio Top 20 Tenants Based on Retained ABR1 Portfolio Diversification Based on Retained ABR1,2 1Based on tenant concept as of Q2 2022 and Q2 2022 ABR of $316.4M derived from assets retained from Q2 2017. 2Retail industries, indicated by blue, reflect the underlying Tenant operations, and non-retail industries, indicated by green, represent the underlying property use. 3Other includes medical and data center assets. NON-RETAIL RETAIL

1Based on tenant concept as of Q2 2022 and Q2 2022 ABR of $330.8M derived from assets acquired after Q2 2017. 2Retail industries, indicated by blue, reflect the underlying Tenant operations, and non-retail industries, indicated by green, represent the underlying property use. 3Other includes country club, data center and hotel assets. Top 20 Tenants Based on Acquired ABR1 Portfolio Diversification Based on Acquired ABR1,2 Acquired portfolio NON-RETAIL RETAIL

Total Current Portfolio 1Based on Q2 2022 ABR of $647.2M. 2Retail industries, indicated by blue, reflect the underlying Tenant operations and non-retail industries, indicated by green, represent the underlying property use. 3Other includes hotel, country club, medical and data center assets. Portfolio Diversification1,2 NON-RETAIL RETAIL Top 20 Tenants for Current Portfolio1

Operational Metrics Comparison 80.5% Portfolio diversification and structured leases aligned with our business and growth strategies Weighted Average Lease Term (Years) Asset Diversification1 Forward Same Store Sales1 Top Ten Tenants Concentration1 Note: Data as of Q2 2022 for Spirit and latest available as of August 01, 2022 for peers. Peer methodologies may differ from that used by Spirit to calculate these measures and, therefore, may not be comparable. 1As a percentage of ABR. 2Based on property count.

Credit metrics comparison Note: Data as of Q2 2022 for Spirit and latest available as of August 01, 2022 for peers. Peer methodologies may differ from that used by Spirit to calculate these measures and, therefore, may not be comparable. 1Calculated using the most recent dividend announcement annualized over 2022 Factset consensus for AFFO per share estimates for peers and midpoint of guidance for Spirit. 2Based on share price and the most recent dividend announcement annualized as of August 01, 2022. Conservative leverage profile creates operational flexibility and generates superior risk-adjusted returns for our stockholders Unsecured Debt / Total Debt Fixed Charged Coverage Ratio Adjusted Debt / Annualized Adjusted EBITDAre N/A Dividend Payout Ratio1

Supplemental Information

Q2 2022 highlights Net income per share of $0.60, FFO per share of $0.92 and AFFO per share of $0.90 Operational Performance: Occupancy of 99.8%, Lost Rent of 0.03% and Unreimbursed Property Costs of 1.3% Invested $416.6 million, including the acquisition of 56 properties, and generated gross proceeds of $103.3 million on the disposition of 17 properties, including 10 occupied properties at a Disposition Capitalization Rate of 4.38% Ending Corporate Liquidity of $594.3 million and Adjusted Debt / Annualized Adjusted EBITDAre of 5.2x Issued 2.0 million shares of common stock to settle certain forward contracts, generating net proceeds of $90.0 million Note: Data is as of or for the quarter ended June 30, 2022.

Q2 2022 Overview Portfolio Data Operational Data Balance Sheet Data $647.2M 35% Top 10 Tenant Concentration1 22% Investment Grade Rated Baa2 Moody’s Annualized Base Rent Top 20 Tenant Concentration1 5.2x2 Adjusted Debt / Annualized Adjusted EBITDAre 5.8x Fixed Charge Coverage Ratio Concepts 300 10.3 yrs WALT 99.8% Rent from Unencumbered Assets1 Unencumbered Assets / Unsecured Debt 2.6x Note: Data is as of or for the quarter ended June 30, 2022. 1As a percentage of ABR. 2Adjusted Debt/Annualized Adjusted EBITDAre remains 5.2x assuming the settlement of the 1.1 million open forward equity contracts. 2.0% Forward Same Store Sales 99.8% Occupancy 1.3% Unreimbursed Property Costs 0.03% Lost Rent Stable outlook Stable outlook Stable outlook

Debt Summary and Market Capitalization Note: Data is as of June 30, 2022. 1Borrowings bear interest at a 1-Month adjusted SOFR rate plus an applicable margin of 0.775% per annum. As of June 30, 2022, $505.5 million of borrowing capacity was available under the 2019 Credit Facility and the interest rate was 2.31%. 2Our secured debt is partially amortizing and requires a balloon payment at maturity. 3Based on the share price of $37.78 as of June 30, 2022 and the total outstanding shares of 136,125,301 as of June 30, 2022, which excludes 0.2 million unvested restricted shares. 4The Fixed Charge Coverage Ratio as defined in the Senior Unsecured Notes indenture includes other adjustments, including the exclusion of preferred stock dividends. Debt Type Fixed / Floating Rate Debt 38.1% Total Debt to Total Assets (Requirement ≤ 60%) Senior Unsecured Note Covenant Compliance 0.1% Total Secured Debt to Total Assets (Requirement ≤ 40%) 6.0x Fixed Charge Coverage Ratio4 (Requirement ≥ 1.5x) 2.6x Total Unencumbered Assets to Unsecured Debt (Requirement ≥ 1.5x) Well-Staggered Maturities $ In Millions

NET INVESTMENT ACTIVITY Asset Type and Tenant Industries4 1Acquisition Gross Investment for the three months ended September 30, 2021, March 31, 2022 and June 30, 2022 includes $7.0 million, $0.9 million and $16.4 million, respectively, related development deals where rent collected will not be recognized in revenue until construction is substantially complete. 2Revenue Producing CapEx Gross Investment for the three months ended September 30, 2021, December 31, 2021, March 31, 2022 and June 30, 2022 includes $2.4 million, $13.0 million, $23.6 million and $10.8 million, respectively, related development deals where rent collected will not be recognized in revenue until construction is substantially complete. 3Revenue Producing CapEx Gross Investment for the three months ended December 31, 2021 and March 31, 2022 include entry into one loan receivable each. 4Percentages based on Gross Investment. Retail industries reflect the underlying Tenant operations, and Industrial and Other industries represent the underlying property use.

Portfolio Health % of ABR from Reporting Tenants Note: Percentages are weighted by ABR. 1Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies. Actual ratings based on S&P or Moody’s are used. 2Publicly owned represents ownership of our tenants or their affiliated companies. 3Represents corporate-level reporting of revenues of our tenants or their affiliated companies, excluding non-reporting tenants. Tenant Revenue Distribution3 Approximately 85% is $100M or Greater Spirit’s Public Exposure2 % of ABR from Publicly Owned Tenants

LEASE STRUCTURE, EXPIRATIONS AND ESCALATIONS $ in thousands 2.0% Forward Same Store Sales Occupancy Rates Lease Structure (% of ABR) 43.7% Master Lease Escalation Types (% of ABR) 1Vacant square feet includes unoccupied square footage on multi-tenant properties.

28.5% of ABR PORTFOLIO DIVERSIFICATION *Represent less than 0.1% of ABR. % of ABR State Southeast Mid-Atlantic Pacific Southwest Pacific Northwest Southwest Midwest Northeast 17.7% of ABR 13.8% of ABR 12.4% of ABR 17.8% of ABR U.S. Virgin Islands 2.6% of ABR 7.2% of ABR

Granular and Liquid Portfolio

Financial Presentation and Non-GAAP Reconciliations

Other NON-GAAP RECONCILIATIONS $ in thousands 1Adjustment relates to current period recoveries related to prior period rent deemed not probable of collection, prior period rental income, and prior period property costs. 2Adjusted Debt / Annualized Adjusted EBITDAre would be 5.2x and Adjusted Debt + Preferred / Annualized Adjusted EBITDAre would be 5.4x if the 1.1 million shares under open forward sales agreements had been settled as of June 30, 2022. 3Excludes non-cash compensation expense, which is already included as an add-back to Adjusted EBITDAre. 4Adjustment includes straight-line included in the “Adjustments to revenue producing acquisitions and dispositions” for Adjusted EBITDAre.

Net Asset Value (NAV) Components Market Value of Real Estate $3.6B Debt and Equity $94.4M Other Assets $180.4M Other Liabilities $647.2M Annualized Base Rent $7.8M Net Book Value for Vacant Assets $3.4B Debt Principal1 $172.5M Preferred Equity Liquidation Value $5.4M Cash and Cash Equivalents $33.8M Tangible Other Assets $89.4M Dividends Payable $91.0M Accounts Payable, Accrued Expenses, and Other Tangible Liabilities $646.5M Annualized Adjusted Cash NOI Note: Data is as of June 30, 2022. 1Debt principal outstanding of $3,449.6 million is comprised of $694.5 million under the 2019 Credit Facility, $2,750.0 million of Senior Unsecured Notes and $5.1 million of mortgages payable. 2Total outstanding shares as of June 30, 2022, less 0.2 million unvested restricted shares. Excludes 1.1 million shares of common stock issuable under open forward contracts. $23.7M Loan Receivable Principal Outstanding $31.5M Restricted Cash

1Net Income for the three months ended June 30, 2021 includes $7.0 million of recoveries related to prior period base cash rent not deemed probable of collection. 2Costs related to COVID-19 are included in general and administrative expense and primarily relate to legal fees for executing rent deferral or abatement agreements. 3Dividends paid and undistributed earnings allocated, if any, to unvested restricted stockholders are deducted from FFO and AFFO for the computation of the per share amounts. The following amounts were deducted: FUNDS AND ADJUSTED FUNDS FROM OPERATIONS $ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

CONSOLIDATED BALANCE SHEETS $ IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS

CONSOLIDATED STATEMENTS OF OPERATIONS $ IN THOUSANDS 1For the three and six months ended June 30, 2022, rental income included $158.0 million and $308.6 million of Base Cash Rent, respectively, and $4.9 million and $11.1 million of tenant reimbursable income, respectively. For the three and six months ended June 30, 2021, rental income included $137.8 million and $263.0 million of Base Cash Rent, respectively, and $3.9 million and $6.7 million of tenant reimbursable income, respectively.

Environment, Social and Governance Updates

Announced intent to publish first ESG Report aligned with SASB and TCFD Frameworks (Published March 21, 2022) Key esg successes in 2021 Overall Updates Formed an internal Task Force and hired a third-party ESG consultant, HXE Partners, to assist with ESG initiatives Developed a multi-year road-map to define ESG priorities and execute initiatives Conducted an in-depth internal gap analysis to understand ESG opportunities

Commitment to Environmental Sustainability Environmental Responsibility Social Responsibility Corporate Governance Environmental Focus throughout the Community Committed to positively impacting the environment in which we operate Environmental Focus at our Corporate Headquarters Committed to reducing our environmental footprint “Think Green” Subcommittee. Dedicated to making environmentally smart choices for Spirit and tasked with choosing environmentally-focused community service projects to participate in and nonprofits to donate to Community Service. Participated in a company-wide clean-up event facilitated by GroundWorkDallas where employees assisted with trash collection by land and canoe at the Frasier Dam Recreation Area ESG in our Acquisitions Due Diligence Process Committed to investing responsibly and managing environmental risks Capital Improvement. Work with partners to assess property-level environmental characteristics, identify areas of improvement and develop a strategy for addressing these through considering initiatives that support energy and water efficiency and reduce environmental impact Risk Management. Maintain comprehensive pollution and natural disaster All-Risk insurance coverage for all properties and require remediation of any environmental issues prior to acquisition. Track properties that are in 100-year flood zones and ENERGY STAR Certified Pre-acquisition Diligence. Consider environmental risks and obtain an environmental site assessment (Phase I) when evaluating new investments 65% of our top 20 tenants publicly disclose environmental initiatives, including renewable energy, water conservation, waste reduction, recycling and/or GHG emissions initiatives and/or has an ESG report1 1Based on 2021 Environmental, Social & Governance Report.

Commitment to social responsibility Racial / Ethnic Diversity Racial / Ethnic Diversity Gender Diversity Gender Diversity Age Diversity Age Diversity We are “All One Team” 2021 Overall Workforce 2021 People Managers & Above We are Committed to Being Good Corporate Citizens Environmental Responsibility Social Responsibility Corporate Governance Diversity and Inclusion. Diversity, Equity & Inclusion (DEI) Council. Implemented Spirit’s DEI Policy in 2021 to bring awareness and foster an environment and culture that promotes diversity and inclusion. Women’s Leadership Council (WLC). Dedicated to empowering the women of Spirit in professional and personal growth, by building leaders, creating social connections and serving the community We are Subject to a Code of Business Ethics 85% of our top 20 tenants publicly disclose social initiatives, including DEI, human capital management and/or community initiatives1 1Based on 2021 Environmental, Social & Governance Report.

Commitment to strong governance practice Environmental Responsibility Social Responsibility Corporate Governance Our Board maintains a diversity of perspectives that support the oversight of the Company’s ongoing strategic objectives Leading board practices 8 of 9 are independent Committee chair rotation Opted out of MUTA 44% are women Independent Chairman of the Board 50% shareholder threshold to amend bylaws Majority voting standard No poison pill Annual board self-evaluations Minimum stock ownership requirements Conduct annual CEO performance reviews Clawback policy All committees are independent Anti-hedging/pledging policy Annual elections for all directors Plurality voting standard in contested elections 70% of our top 20 tenants publicly disclose governance initiatives, including board oversight and/or responsible company policies1 1Based on 2021 Environmental, Social & Governance Report.

Appendix

NON-GAAP DEFINITIONS AND EXPLANATIONS

OTHER DEFINITIONS AND EXPLANATIONS

FORWARD-LOOKING STATEMENTS AND RISK FACTORS The information in this presentation should be read in conjunction with the accompanying earnings press release, as well as the Company's Annual Report on Form 10-K and other information filed with the Securities and Exchange Commission. This presentation is not incorporated into such filings. This document is not an offer to sell or a solicitation to buy securities of Spirit Realty Capital, Inc. Any offer or solicitation shall be made only by means of a prospectus approved for that purpose. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act, as amended, Section 21E of the Exchange Act, as amended, the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words and phrases such as “preliminary,” “expect,” “plan,” “will,” “estimate,” “project,” “intend,” “believe,” “guidance,” “approximately,” “anticipate,” “may,” “should,” “seek,” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate to historical matters but are meant to identify forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions of management. These forward-looking statements are subject to known and unknown risks and uncertainties that you should not rely on as predictions of future events. Forward-looking statements depend on assumptions, data and/or methods which may be incorrect or imprecise, and Spirit may not be able to realize them. Spirit does not guarantee that the events described will happen as described (or that they will happen at all). The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: industry and economic conditions; volatility and uncertainty in the financial markets, including potential fluctuations in the Consumer Price Index; Spirit's success in implementing its business strategy and its ability to identify, underwrite, finance, consummate, integrate and manage diversifying acquisitions or investments; the financial performance of Spirit's retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers; Spirit's ability to diversify its tenant base; the nature and extent of future competition; increases in Spirit's costs of borrowing as a result of changes in interest rates and other factors; Spirit's ability to access debt and equity capital markets; Spirit's ability to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; Spirit's ability and willingness to renew its leases upon expiration and to reposition its properties on the same or better terms upon expiration in the event such properties are not renewed by tenants or Spirit exercises its rights to replace existing tenants upon default; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect Spirit or its major tenants; Spirit's ability to manage its expanded operations; Spirit's ability and willingness to maintain its qualification as a REIT under the Internal Revenue Code of 1986, as amended; the impact on Spirit’s business and those of its tenants from epidemics, pandemics or other outbreaks of illness, disease or virus (such as the strain of coronavirus known as COVID-19); and other risks inherent in the real estate business, including tenant defaults, potential liability relating to environmental matters, illiquidity of real estate investments and potential damages from natural disasters discussed in Spirit's most recent filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements which are based on information that was available, and speak only, as of the date on which they were made. While forward-looking statements reflect Spirit's good faith beliefs, they are not guarantees of future performance. Spirit expressly disclaims any responsibility to update or revise forward-looking statements whether as a result of new information, future events or otherwise, except as required by law. In addition to U.S. GAAP financial measures, this presentation contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in this Appendix if the reconciliation is not presented on the page in which the measure is published.